Exhibit 10.17(g)
AMENDMENT No. 7 TO PURCHASE AGREEMENT DCT-025/2003
This Amendment No. 7 to Purchase Agreement DCT-025/2003, dated as of December 14th, 2009 (“Amendment 7”) relates to the Purchase Agreement DCT-025/2003 (“Purchase Agreement”) between Embraer — Empresa Brasileira de Aeronáutica S.A. (“Embraer”) and JetBlue Airways Corporation (“Buyer”) dated June 9, 2003 (as amended and supplemented from time to time the “Agreement”). This Amendment 7 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.
All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment 7 and the Purchase Agreement, this Amendment 7 shall control.
WHEREAS, the parties desire to implement certain changes to the Aircraft configuration which caused [***] Aricraft Basic Price.
WHEREAS, the parties have agreed to modify the delivery schedule of Firm and Options Aircraft.
Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1.	CHANGE IN THE AIRCRAFT CONFIGURATION
1.1 New Insulation Flammability Requirement
The Firm Aircraft #[***] Aircraft shall be delivered with new thermal and acoustic insulation materials according to the FAA operation requirement 14 CFR 121.312 (e)(3) Part (b) for aircraft manufactured after September 2nd, 2009. There will be [***] of the affected Aircraft as a result of this modification that must be considered in the Aircraft performance guarantees as provided in the Purchase Agreement. The Basic Price for the affected Aircraft shall be [***] US$ [***] ([***] United States dollars) [***].
1.2 Aircraft Exterior Finishing
A new paragraph shall be added at the end of Article 3.1 of Attachment A to the Purchase Agreement as follows:
The fuselage and vertical empennage of Aircraft #[***] shall be painted with a new JetBlue livery (“New Livery”), provided that [***].

2.	AIRCRAFT PRICES
2.1 Aircraft Basic Price for Firm Aircraft: Due to changes in the Aircraft configuration, Article 3.1 of the Purchase Agreement shall be deleted and replaced as follows:
3.1 Buyer agrees to pay Embraer in the United Sytates dollars, the per unit Aircraft Basic Price as indicated in the table below:

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 7 to Purchase Agreement DCT-025/2003	Page 1 of 5

Aircraft #	Basic Price ([***])
1 to 3	US$ [***]
4	US$ [***]
7	US$ [***]
5, 6 and 8 to 12	US$ [***]
13 to 24	US$ [***]
25	US$ [***]
26	US$ [***]
27	US$ [***]
28 to 30	US$ [***]
31 to 34	US$ [***]
35 to 39, 42 and 43	US$ [***]
45 and 50	US$ [***]
51 to 106	US$ [***]
Exercised Option [***]	US$ [***]
3.2	Aircraft price for Option Aircraft: Due to the changes in the Aircraft configuration, Article 21.1 of the Purchase Agreement shall be deleted and replaced as follows:

21.1 The unit basic price of the Option Aircraft (the “Option Aircraft Basic Price”) is indicated in the table below, provided that the Option Aircraft is in the configuration described in Attachment “A”, otherwise adjustments shall be done for any additions and/or deletions of equipment and/or provisioning as may be agreed to by Buyer and Embraer from time to time.

Option Aircraft #	Option Aircraft Basic Price ([***])
All	US$ [***]

3.	DELIVERY
3.1 The Aircraft schedule delivery table in Article 5.1 of the Purchase Agreement shall be deleted and replaced as follows:

Aircraft	Delivery	Aircraft	Delivery	Aircraft	Delivery	Aircraft	Delivery
#	Month**	#	Month**	#	Month**	#	Month**
1	[***]-05	27	[***]-07	53	[***]-11	79	[***]-15
2	[***]-05	28	[***]-07	54	[***]-12	80	[***]-15
3	[***]-05	29	[***]-07	55	[***]-12	81	[***]-16
4	[***]-05	30	[***]-07	56	[***]-12	82	[***]-16

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 7 to Purchase Agreement DCT-025/2003	Page 2 of 5

Aircraft	Delivery	Aircraft	Delivery	Aircraft	Delivery	Aircraft	Delivery
#	Month**	#	Month**	#	Month**	#	Month**
5	[***]-05	31	[***]-08	57	[***]-12	83	[***]-16
6	[***]-05	32	[***]-08	58	[***]-12	84	[***]-16
7	[***]-05	33	[***]-08	59	[***]-12	85	[***]-16
8	[***]-05	34	[***]-08	60	[***]-13	86	[***]-16
9	[***]-06	35	[***]-08	61	[***]-13	87	[***]-16
10	[***]-06	36	[***]-08	62	[***]-13	88	[***]-16
11	[***]-06	37	[***]-09	63	[***]-13	89	[***]-17
12	[***]-06	38	[***]-09	64	[***]-13	90	[***]-17
13	[***]-06	39	[***]-09	65	[***]-13	91	[***]-17
14	[***]-06	40[***]	[***]-09	66	[***]-13	92	[***]-17
15	[***]-06	41[***]	[***]-09	67	[***]-14	93	[***]-17
16	[***]-06	42	[***]-09	68	[***]-14	94	[***]-17
17	[***]-06	43	[***]-09	69	[***]-14	95	[***]-17
18	[***]-06	44[***]	[***]-09	70	[***]-14	96	[***]-17
19	[***]-06	45	[***]-10	71	[***]-14	97	[***]-18
20	[***]-06	46	[***]-10	72	[***]-14	98	[***]-18
21	[***]-06	47	[***]-10	73	[***]-14	99	[***]-18
22	[***]-06	48	[***]-10	74	[***]-15	100	[***]-18
23	[***]-06	49	[***]-11	75	[***]-15	101	[***]-18
24	[***]-07	50	[***]-11	76	[***]-15	102	[***]-18
25	[***]-07	51	[***]-11	77	[***]-15	103	[***]-18
26	[***]-07	52	[***]-11	78	[***]-15	104	[***]-18
[***]
(**) Scheduled Delivery Months shall be deemed to be the Contractual Delivery Dates as defined in Article 1.10 of this Agreement.

4.	OPTION AIRCRAFT
4.1 The Option Aircraft schedule delivery table in Article 21 of the Purchase Agreement shall be deleted and replaced as follows:

Group #	Option Aircraft #	Delivery Month	Group #	Option Aircraft #	Delivery Month
	[***]	[***]-11	[***]	[***]	[***]-15
[***]	[***]	[***]-11		[***]	[***]-15
	[***]	[***]-11		[***]	[***]-15
	[***]	[***]-11	[***]	[***]	[***]-15
[***]	[***]	[***]-11		[***]	[***]-15
	[***]	[***]-11		[***]	[***]-15

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 7 to Purchase Agreement DCT-025/2003	Page 3 of 5

Group #	Option Aircraft #	Delivery Month	Group #	Option Aircraft #	Delivery Month
	[***]	[***]-11	[***]	[***]	[***]-15
[***]	[***]	[***]-12		[***]	[***]-15
	[***]	[***]-12		[***]	[***]-16
	[***]	[***]-12	[***]	[***]	[***]-16
[***]	[***]	[***]-12		[***]	[***]-16
	[***]	[***]-12		[***]	[***]-16
	[***]	[***]-12	[***]	[***]	[***]-16
[***]	[***]	[***]-12		[***]	[***]-16
	[***]	[***]-12		[***]	[***]-16
	[***]	[***]-12	[***]	[***]	[***]-16
[***]	[***]	[***]-12		[***]	[***]-16
	[***]	[***]-13		[***]	[***]-16
	[***]	[***]-13	[***]	[***]	[***]-17
[***]	[***]	[***]-13		[***]	[***]-17
	[***]	[***]-13		[***]	[***]-17
	[***]	[***]-13	[***]	[***]	[***]-17
[***]	[***]	[***]-13		[***]	[***]17
	[***]	[***]-13		[***]	[***]-17
	[***]	[***]-13	[***]	[***]	[***]-17
[***]	[***]	[***]-13		[***]	[***]-17
	[***]	[***]-13		[***]	[***]-17
	[***]	[***]-14	[***]	[***]	[***]-17
[***]	[***]	[***]-14		[***]	[***]-18
	[***]	[***]-14		[***]	[***]-18
	[***]	[***]-14	[***]	[***]	[***]-18
[***]	[***]	[***]-14		[***]	[***]-18
	[***]	[***]-14		[***]	[***]-18
	[***]	[***]-14	[***]	[***]	[***]-18
[***]	[***]	[***]-14		[***]	[***]-18
	[***]	[***]-14		[***]	[***]-18
	[***]	[***]-14	[***]	[***]	[***]-18
[***]	[***]	[***]-15		[***]	[***]-18
	[***]	[***]-15
Note: [***] Option Aircraft from the original 100 Option Aircraft [***].
4.2 Article 21.4 of the Purchase Agreement shall be deleted and replaced as follows:
Option Aircraft Exercise: The option to purchase the Option Aircraft shall be exercised in groups of [***] as indicated in the above Option Aircraft delivery table, no later than

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 7 to Purchase Agreement DCT-025/2003	Page 4 of 5

(i) [***] months prior to the Contractual Delivery Month of the first Option Aircraft in each [***] Option Groups [***] and (ii) [***] months prior to the Contractual Delivery Month of the first Option Aircraft in each [***] Option Group [***]. The [***] Aircraft [***] Option Aircraft [***]. Buyer shall have the right to [***] the options for any Option Aircraft in any [***] Option Group.
Exercise of the option to purchase the Option Aircraft shall be accomplished by means of a written notice from Buyer delivered to Embraer by mail (return receipt requested), express delivery or facsimile.
In the event an Option Group is not exercised [***] by its [***] as specified in the preceding paragraph, Buyer shall [***] the Option Aircraft [***] Option Group.
Starting from Option Group [***], in the event [***] Option Groups [***], Buyer shall also [***] Option Groups.
All other terms and conditions of the Purchase Agreement, which are not specifically amended by this Amendment 7, shall remain in full force and effect without any change.
IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 7 to the Purchase Agreement to be effective as of the date first written above.

Embraer — Empresa Brasileira		JetBlue Airways Corporation
de Aeronáutica S.A.

By	: /s/ Mauro Kern Junior	By	: /s/ Mark D. Powers

Name	: Mauro Kern Junior	Name	: Mark D. Powers

Title	: Executive Vice President	Title	: SVP Treasurer

Airline Market

By	: /s/ Eduardo Munhos de Campos

Name	: Eduardo Munhos de Campos

Title	: Vice-President Contracts

Airline Market

Date	:	Date	: 12/14/09

Place	:	Place	: Forest Hills, NY

Witness	: /s/ Sandra Boelter de Bestos	Witness	: /s/ James Ferri

Name	: Sandra Boelter de Bestos	Name	: James Ferri

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Amendment No. 7 to Purchase Agreement DCT-025/2003	Page 5 of 5